UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 7, 2020 (December 4, 2020)

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 West Front Street, Red Bank, New Jersey 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange in which registered
Common stock, $0.01 par value per share	OCFC	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 7.0% Series A Non-Cumulative, perpetual preferred stock)	OCFCP	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    REGULATION FD DISCLOSURE

On December 4, 2020, OceanFirst Financial Corp. (the “Company”) provided an update on loan deferral trends under the CARES Act by means of this Form 8-K. As of December 1, 2020, total full payment deferrals declined significantly, dropping 77% to $48 million, or 0.6% of total loans, compared to $210 million, or 2.6% of total loans, at October 23, 2020.

As of December 1, 2020, $8 million of commercial forbearance deferrals, or 0.1% of total loans, remain on full forbearance status. Furthermore, as of December 1, 2020, consumer forbearance deferrals declined to $40 million, or 0.5% of total loans.

Additionally, the Company prepaid $344 million of its Federal Home Loan Bank (“FHLB”) Advances, which resulted in $12.7 million of prepayment penalties. The FHLB Advances had a weighted average coupon of 1.63% and maturities ranging from 1.1 to 6.3 years. The prepayments are anticipated to provide a 15 basis point improvement to net interest margin and an 18 basis point increase to the tier 1 leverage ratio.

Attached as Exhibit 99.1 of this Form 8-K is a copy of the presentation which the Company intends to distribute and make available to investors and will post on its website at www.oceanfirst.com. This report is being furnished to the SEC and shall not be deemed "filed" for any purpose.
ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

99.1	Attached as Exhibit 99.1 is the text of a written presentation the Company intends to distribute and make available to investors, and post on its website, on December 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	December 7, 2020	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Text of written presentation the Company intends to be distributed and made available to investors, and posted to the Company’s website, on December 4, 2020.